Exhibit 32.1
CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the annual report on Form 10-K of Claire’s Stores, Inc. (the “Company”) for the year ended January 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marla L. Schaefer, Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marla L. Schaefer
Marla L. Schaefer
April 12, 2006	Co-Chief Executive Officer